Exhibit 99.1
Buckeye Partners, L.P. Annual Meeting June 7, 2011

Legal Notice / Forward-Looking Statements Forward-Looking Statements The information contained in this presentation includes forward-looking statements that we believe to be reasonable as of the date of this presentation. Such statements are identified by use of the words "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "should," and similar expressions. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and that may be beyond our control. Among them are (1) changes in federal, state, local, and foreign laws or regulations to which we are subject, including those that permit the treatment of us as a partnership for federal income tax purposes, (2) terrorism, adverse weather conditions, including hurricanes, environmental releases, and natural disasters, (3) changes in the marketplace for our products or services, such as increased competition, better energy efficiency, or general reductions in demand, (4) adverse regional, national, or international economic conditions, adverse capital market conditions, and adverse political developments, (5) shutdowns or interruptions at the source points for the products we transport, store, or sell, (6) unanticipated capital expenditures in connection with the construction, repair, or replacement of our assets, (7) volatility in the price of refined petroleum products and the value of natural gas storage services, (8) nonpayment or nonperformance by our customers, and (9) our ability to integrate acquired assets with our existing assets and to realize anticipated cost savings and other efficiencies. You should read our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K/A for the year ended December 31, 2010 and our most recently filed Quarterly Report on Form 10-Q, for a more extensive list of factors that could affect results. We undertake no obligation to revise our forward-looking statements to reflect events or circumstances occurring after the date of this presentation.

About Buckeye Buckeye Partners, L.P. ("Buckeye") (NYSE: BPL) is a publicly traded partnership that provides midstream logistics services In 2011, Buckeye is celebrating its 125th anniversary of continuous operations and 25th anniversary as an MLP listed on the NYSE Current market capitalization of approximately $5.8 billion Investment grade credit rating Buckeye's operations are conducted in five business segments: Pipelines & Terminals International Operations Natural Gas Storage Energy Services Development & Logistics Asset Highlights ~ 6,000 miles of pipeline with over 100 delivery locations 100 liquid petroleum product terminals Over 63 million barrels of liquid petroleum product storage capacity ~29 Bcf of working natural gas storage capacity in northern California ~2,700 miles of pipeline under operation and maintenance contracts Buckeye's revenue is largely fee-based providing consistent cash flows that support distribution growth Organizational Overview

Investment Highlights Distributions per Unit Buckeye's current management team is driving both increased utilization of the legacy assets and successfully delivering record growth through accretive acquisitions Reorganization in 2009 supports the partnership's objective to transform Buckeye into the best-in-class asset manager operating with a highly commercialized and entrepreneurial focus Buy-in of our general partner provides a strong position to successfully compete for high growth acquisition opportunities and expansion projects Recent acquisitions provide Buckeye with increased geographic and product diversity, including access to international logistics opportunities Buckeye has investment grade financial metrics and a conservative approach toward financing growth Buckeye has a proven 25-year track record as a publicly traded partnership through varying economic and commodity price cycles Buckeye has paid cash distributions to unitholders each quarter since its formation in 1986 and has consecutively increased distributions for the past 28 quarters Driving Unitholder Value

Management Objectives The current management team has consistently executed on each element of our strategy to transform Buckeye into a best- in-class asset manager by: Implementing best practices across our business Improving our cost structure through an organizational restructuring in 2009 Expanding our asset portfolio through accretive acquisitions and organic growth projects Diversifying our legacy business into new geographies, products, and asset classes Reducing cost of capital through the buy-in of our general partner Conservatively financing acquisitions to maintain a strong balance sheet and cash distribution coverage ratio Increasing cash distributions each quarter We continue to be committed to our mission of delivering superior returns through our talented, valued employees and our core strengths of: Best-in-class customer service Operational excellence that provides consistent, reliable performance to optimize the assets we own and operate An unwavering commitment to safety, environmental responsibility, and personal integrity An entrepreneurial approach toward asset acquisition and development Achieving Financial and Operational Excellence

Buckeye Footprint Current Asset Map

Pipelines & Terminals Pipelines and Terminals represents Buckeye's largest segment contribution to Adjusted EBITDA Over 6,000 miles of pipeline located primarily in the Northeast and Midwest United States moving approximately 1.3 million barrels per day with more than 100 delivery points Nearly 100 liquid petroleum product storage terminals located throughout the United States Over 36 million barrels of storage capacity Terminal Throughput Volumes Pipeline Throughput Volumes Segment Adjusted EBITDA(1) See Appendix for Non-GAAP Reconciliations

International Operations BORCO Yabucoa, Puerto Rico Bahamas Oil Refining Company International ("BORCO") BORCO owns and operates a world-class marine storage terminal for liquid petroleum products 80 tanks providing 21.6 million barrels of crude oil, fuel oil, and refined petroleum product storage Strategically positioned along major shipping lanes off the southern tip of Grand Bahama Island only 80 miles from Florida and 920 miles from New York Harbor Deep water berthing capability to handle ULCC's and VLCC's Fully contracted facility with an identified near term expansion project and room to ultimately double the existing storage capacity Yabucoa Terminal Well maintained facility with superior blending/manufacturing facilities 4.6 million barrels of gasoline, jet fuel, diesel, fuel oil, and crude oil storage capacity Strategic location supports a strong local market and also provides regional growth opportunities Long term fee-based revenues supported by multi- year volume commitments from Shell

Natural Gas Storage Lodi Compressor Station Kirby Hills Compressor Station Buckeye's Lodi Gas Storage facility is a high performance natural gas storage facility with approximately 29 Bcf of working gas capacity in Northern California serving the greater San Francisco Bay Area Revenue is generated through contract lease rates as well as hub services The Lodi and the Kirby Hills sites collectively have a maximum injection and withdrawal capability of approximately 550 million cubic feet per day (MMcf/day) and 750 MMcf/day, respectively Lodi's facilities are designed to provide high deliverability natural gas storage service and have a proven track record of safe and reliable operations

Energy Services and Development & Logistics BES Refined Product Sales Buckeye Energy Services LLC ("BES") markets refined petroleum products in areas served by Buckeye's pipelines and terminals BES offers a wide range of products such as heating oil, diesel, kerosene, propane, gasoline, and ethanol and other bio fuels Over 1 billion gallons of refined petroleum products sold annually In 2010, in addition to its segment Adjusted EBITDA, BES contributed $36 million in Adjusted EBITDA for the overall enterprise by utilizing Buckeye's pipelines and terminals to transport and store its product Energy Services Development & Logistics Buckeye Development & Logistics ("BDL") currently operates approximately 2,700 miles of pipelines and 670,000 barrels of storage capacity BDL is also responsible for identifying and completing potential acquisitions and organic growth projects for Buckeye BDL services offered to customers Contract operations Project origination Asset development Engineering design Project management

Growth Drivers Other Buckeye growth projects and opportunities: BORCO near term expansion project Increased storage at East Chicago Complex Additional ethanol handling Additional bio-diesel blending at terminals Installation of additional vapor recovery units Continued optimization of storage capacity at Lodi Includes acquisitions with a value of $10 million or higher Now Buckeye Energy Services Buckeye sold the retail division of Farm & Home Oil Company in 2008 for $52.6 million Recent Asset Acquisitions Indentified Future Organic Growth Projects Organic Growth Capital Spending 2011 (YTD) BORCO, $1.7 billion BP Terminal & Pipeline Assets, $165.0 million 2010 Buy-in of general partner, 20 million units issued Puerto Rico Terminal, $32.6 million Opelousas, LA Terminal, $13.0 million Additional JV Interest in West Shore, $13.5 million 2009 Blue/Gold Pipeline and Terminal Assets, $54.4 million 2008 (1) Lodi Natural Gas Storage, $442.4 million Farm & Home Oil Company(2), $146.2 million (3) Niles and Ferrysburg, Michigan Terminals, $13.9 million Albany, NY Terminal, $46.9 million

BORCO Acquisition BORCO Acquisition Overview BORCO owns and operates a world-class marine storage terminal for liquid petroleum products 21.6 MMBbls capacity located in Freeport, Bahamas Stores various grades of fuel oil, crude oil, and refined petroleum products Located 80 miles from Southern Florida and 920 miles from New York Harbor Deepwater access up to 91 feet and the ability to berth VLCCs and ULCCs Fully contracted under long term contracts World class customer base Hub for international logistics 7.9 million barrel near term expansion project with room to double existing storage capacity 4th Largest Petroleum Products Terminal Product Breakdown

World-Class Logistics Hub Fully Contracted Storage 2010 Revenue Breakdown Existing storage capacity is fully contracted Current demand levels for BORCO are well in excess of available capacity Storage contracts are take or pay Variable revenue generation from ancillary services such as berthing, blending, bunkering, and transshipping World-Class Customer Base Highly credit-worthy customer base consisting largely of major and national oil companies Long-term (3-5 years) storage contracts Active dialogue with existing customers is indicating high likelihood of contract renewals Contracting Party Storage Volume (MMBbls)(1) Crude Fuel Oil CPP Major Oil Companies 10.2 X X X National Oil Companies 4.3 X Major Commodity Traders 3.8 X Major Energy Companies 2.5 X X Total 20.9 0.7MMBls of additional tankage are reserved for tank maintenance needs and BORCO's private use.

RUSSIA ESTONIA MEXICO CANADA LOUISIANA TEXAS VENEZUELA COLOMBIA TURKEY NEW YORK UKRAINE DENMARK BORCO GEORGIA ARGENTINA CHINA ECUADOR BORCO Product Flows Strategy BORCO is strategically positioned to act as a hub in facilitating international logistics and trade for bulk- build, break-bulk, and blending operations Incoming Product Outgoing Product

BORCO Expansion Project Near term expansion project at BORCO is expected to provide an additional 7.9 million barrels of storage capacity Project to be completed in phases Phase 1 to add approximately 3.5 million barrels of storage capacity Initiated in the second quarter of 2011 First incremental capacity expected to be online in the second half of 2012 Combination of clean products and fuel oil Later phases expected to provide an additional 4.4 million barrels of storage capacity Total project cost expected to be $350-400 million Combined EBITDA from both phases expected to be $70-80 million Longer term opportunity to double existing storage capacity Identified Near Term Project

BP Pipelines & Terminals Acquisition BP Pipelines and Terminals Acquisition Overview Total transaction purchase price of $165 million Transaction benefits: Represents a key step in Buckeye's continued expansion and geographic diversification efforts Facilitates participation in several key growth markets outside Buckeye's current system footprint Provides stable tariff and fee-based revenue streams, supported by multi-year throughput commitments by BP Expected to be immediately accretive to distributable cash flow Several identified opportunities for further commercial development of these assets Rapid realization of operating synergies with Buckeye's existing assets 33 liquid products terminals located in: Alabama- 2 terminals California- 2 terminals Florida- 1 terminal Iowa -5 terminals Indiana- 1 terminal 643 miles of refined product pipeline including: 590-mile "Lower V" pipeline system that originates in Dubuque, Iowa and runs southwest into Missouri and then northwest back into Iowa 53-miles of other assorted pipelines in northern Ohio Kentucky -1 terminal Michigan- 3 terminals Missouri- 1 terminal Ohio- 8 terminals Pennsylvania- 2 terminals South Carolina- 3 terminals Virginia- 3 terminals Wisconsin- 1 terminal

Strong Financial Performance Adjusted EBITDA (1) (2) Distributions per Unit Distribution Coverage (1) (2) (3) LTM as of March 31, 2011 See Appendix for Non-GAAP Reconciliations Distributable cash flow divided by cash distributions declared for the respective period Long-term debt less cash and cash equivalents divided by Adjusted EBITDA. See Appendix for Non-GAAP Reconciliations of Adjusted EBITDA. Adjusted EBITDA for the LTM period includes BORCO Adjusted EBITDA post-acquisition as included in reported results and pro forma BORCO Adjusted EBITDA of $94.5 million for the period prior to acquisition. Net LT Debt/ Adjusted EBITDA (1) (4)(5)

Summary Proven 24-year track record as a publicly traded partnership through varying economic and commodity price cycles Diversified portfolio of assets provides balanced mix of stability and growth and is well positioned to take advantage of improving economic conditions Recent acquisitions provide Buckeye with increased geographic and product diversity, including access to international logistics opportunities Significant near term organic growth projects Management continues to drive operational excellence through its best practices initiative Execution of our strategy has allowed Buckeye to increase distributions to unitholders for 28 consecutive quarters Investing in Stability and Growth

Non-GAAP Reconciliations

Explanation of Non-GAAP Measures Explanation of Non-GAAP Measures Buckeye's equity-funded merger with Buckeye GP Holdings L.P. ("BGH") in the fourth quarter of 2010 has been treated as a reverse merger for accounting purposes. As a result, the historical results presented herein for periods prior to the completion of the merger are those of BGH, and the diluted weighted average number of limited partnership ("LP") units outstanding increased from 20.0 million in the fourth quarter of 2009 to 44.3 million in the fourth quarter of 2010. Additionally, Buckeye incurred a non-cash charge to compensation expense of $21.1 million in the fourth quarter of 2010 as a result of a distribution of LP units owned by BGH GP Holdings, LLC to certain officers of Buckeye, which triggered a revaluation of an equity incentive plan that had been instituted in 2007. EBITDA, a measure not defined under U.S. generally accepted accounting principles ("GAAP"), is defined by Buckeye as net income attributable to Buckeye's unitholders before interest and debt expense, income taxes, and depreciation and amortization. The EBITDA measure eliminates the significant level of non-cash depreciation and amortization expense that results from the capital-intensive nature of Buckeye's businesses and from intangible assets recognized in business combinations. In addition, EBITDA is unaffected by Buckeye's capital structure due to the elimination of interest and debt expense and income taxes. Adjusted EBITDA, which also is a non-GAAP measure, is defined by Buckeye as EBITDA plus: (i) non-cash deferred lease expense, which is the difference between the estimated annual land lease expense for Buckeye's natural gas storage facility in the Natural Gas Storage segment to be recorded under GAAP and the actual cash to be paid for such annual land lease, (ii) non-cash unit-based compensation expense, (iii) the 2009 non-cash impairment expense related to the natural gas liquids pipeline that Buckeye sold in January 2010 (the "Buckeye NGL Pipeline"), (iv) the 2009 expense for organizational restructuring (the "Organizational Restructuring Expense"), (v) the 2010 non-cash BGH GP Holdings, LLC equity plan modification expense (the "Equity Plan Modification Expense"), (vi) income attributable to noncontrolling interests related to Buckeye for periods prior to the merger of Buckeye and BGH (the "Merger") less (vii) amortization of unfavorable storage contracts acquired in connection with the acquisition of Bahamas Oil Refining Company International ("BORCO"). The EBITDA and Adjusted EBITDA data presented may not be directly comparable to similarly titled measures at other companies because EBITDA and Adjusted EBITDA exclude some items that affect net income attributable to Buckeye's unitholders, and these measures may be defined differently by other companies. Management of Buckeye uses Adjusted EBITDA to evaluate the consolidated operating performance and the operating performance of the business segments and to allocate resources and capital to the business segments. In addition, Buckeye's management uses Adjusted EBITDA as a performance measure to evaluate the viability of proposed projects and to determine overall rates of return on alternative investment opportunities. Distributable cash flow, which is a financial measure included in this presentation, is another measure not defined under GAAP. Distributable cash flow is defined by Buckeye as net income attributable to Buckeye's unitholders, plus: (i) depreciation and amortization expense, (ii) noncontrolling interests related to Buckeye that were eliminated as a result of the Merger, (iii) deferred lease expense for Buckeye's Natural Gas Storage segment, (iv) non-cash unit-based compensation expense, (v) Equity Plan Modification Expense, (vi) the Buckeye NGL Pipeline impairment expense, (vii) the senior administrative charge, and (viii) the Organizational Restructuring Expense (items (i) through (vii) of which are non-cash expense); minus (i) maintenance capital expenditures and (ii) amortization of unfavorable storage contracts acquired in connection with the BORCO acquisition. Buckeye's management believes that distributable cash flow is useful to investors because it removes non-cash items from net income and provides a clearer picture of Buckeye's cash available for distribution to its unitholders. EBITDA, Adjusted EBITDA, and distributable cash flow should not be considered alternatives to net income, operating income, cash flow from operations, or any other measure of financial performance presented in accordance with GAAP. Buckeye believes that investors benefit from having access to the same financial measures used by Buckeye's management. Further, Buckeye believes that these measures are useful to investors because they are one of the bases for comparing Buckeye's operating performance with that of other companies with similar operations, although Buckeye's measures may not be directly comparable to similar measures used by other companies.

Non-GAAP Reconciliations Net Income to Adjusted EBITDA ($M) LTM as of March 31, 2011 On November 19, 2010, Buckeye merged with Buckeye GP Holdings L.P. In 2010, Buckeye revised its definition of Adjusted EBITDA to exclude non-cash unit-based compensation expense, the 2010 non-cash equity plan modification expense and income attributable to noncontrolling interests affected by the merger for periods prior to our buy-in of our general partner. These amounts were excluded from Adjusted EBITDA presented for 2008, 2009 and 2010 in our Annual Report on Form 10-K for the year ended December 31, 2010, as amended. Adjusted EBITDA for 2006 and 2007 has been restated in this presentation to exclude these amounts for comparison purposes. 2006 2007 2008 2009 2010 LTM (1) Net income attributable to BPL 8,734 22,921 26,477 49,594 43,080 98,303 Interest and debt expense 60,702 51,721 75,410 75,147 89,169 96,010 Income tax expense (benefit) 596 760 801 (343) (919) (1,077) Depreciation and amortization 39,629 40,236 50,834 54,699 59,590 71,303 EBITDA 109,661 115,638 153,522 179,097 190,920 264,539 Net income attributable to noncontrolling interests affected by merger (2) (3) 107,091 131,941 153,546 90,381 157,467 118,333 Amortization of unfavorable storage contracts - - - - - (1,932) Non-cash deferred lease - - 4,598 4,500 4,235 4,206 Non-cash unit-based compensation expense 329 968 1,909 4,408 8,960 9,216 Equity plan modification expense - - - - 21,058 21,058 Asset impairment expense - - - 59,724 - - Reorganization expense - - - 32,057 - - Adjusted EBITDA 217,081 248,547 313,575 370,167 382,640 415,420 Adjusted Segment EBITDA Pipelines & Terminals 207,455 238,830 253,790 302,164 346,447 353,079 International Operations - - - (4,655) 20,852 Natural Gas Storage - 41,814 41,950 29,794 25,862 Energy Services - 9,443 19,335 5,861 10,172 Development & Logistics 9,626 9,717 8,528 6,718 5,193 5,455 Total Adjusted EBITDA 217,081 248,547 313,575 370,167 382,640 415,420

Non-GAAP Reconciliations Net Income to Distributable Cash Flow ($M) LTM as of March 31, 2011 On November, 19, 2010, Buckeye merged with Buckeye GP Holdings L.P. Represents cash distributions declared for respective periods on units outstanding at the end of each period. 2006 2007 2008 2009 2010 LTM (1) Net income attributable to BPL 8,734 22,921 26,477 49,594 43,080 98,303 Depreciation and amortization 39,629 40,236 50,834 54,699 59,590 71,303 Net income attributable to noncontrolling interests affected by merger (2) 107,091 131,941 153,546 90,381 157,467 118,333 Non-cash deferred lease expense - - 4,598 4,500 4,235 4,206 Non-cash unit-based compensation expense 329 968 1,909 4,408 8,960 9,216 Equity plan modification expense - - - - 21,058 21,058 Asset impairment expense - - - 59,724 - - Reorganization expense - - - 32,057 - - Non-cash senior administrative charge - 950 1,900 475 - - Amortization of unfavorable storage contracts - - - - - (1,932) Maintenance capital expenditures (30,234) (33,803) (28,936) (23,496) (31,244) (35,447) Distributable Cash Flow 125,549 163,213 210,328 272,342 263,146 285,040 Distributions for Coverage ratio (3) 147,979 173,689 209,412 237,687 259,315 278,062 Coverage Ratio 0.85 0.94 1.00 1.15 1.01 1.03